                                                                    EXHIBIT 10.2


                                 TRANSCEND(TM)

                           PROGRAM ENROLLMENT TERMS
                           ------------------------

     These Program Enrollment Terms ("PET") are made by and between WorldCom Network Services, Inc. d/b/a WilTel ("WilTel") and Excel Telecommunications, Inc. ("Customer") and are part of their agreement for switched services, more particularly identified as TSA#EXC-960415 (the "TSA"). In accordance with the TSA, charges to Customer for Service obtained thereunder shall be subject to the charges and discounts set forth below and the TSA shall be deemed to include all of the terms and conditions set forth herein. The TSA, this PET and the Service Schedule are collectively referred to as the "Agreement".

1. SERVICE TERM: The parties agree to substitute Subsection 1(A) of the Agreement to read in its entirety as follows:

    (A)  Effective Date  This Agreement shall commence as of May 31, 1996 (the
         --------------                                      --- --  ----
    "Effective Date") and shall continue for a period of forty-eight (48) months thereafter (the "Initial Service Term"). Upon the expiration of the Initial Service Term, this Agreement shall automatically renew for successive one
    (1) year terms ("Extension Periods"), unless either party gives ninety (90) days written notice prior to the expiration of the Initial Service Term or any Renewal Period. Customer shall be liable for all charges associated with actual usage of the Services in question during the Service Term and any extension thereof. WilTel will not be obligated to accept any Service Request under this Agreement if Customer's initial Service Request is (i) not submitted by Customer within thirty (30) days of the date of this PET, and (ii) not subject to a Requested Service Date within ninety (90) days of the Effective Date.

2. RATES: Rates for Services hereunder will be generally comprised of the following charges, if applicable: (i) local exchange company ("LEC") charges (including without limitation, access charges, egress charges, SMS 800 queries, etc.), (ii) domestic transport charges (i.e., transport within the continental United States), (iii) if applicable, Non-Mainland transport charges or International transport charges, and (iv) applicable surcharges (e.g., directory assistance). For illustration purposes only, attached hereto are examples of how the various charges are applied based solely on the assumptions and information shown therein.

    (A)  DOMESTIC TRANSPORT CHARGES.

         (1) "Domestic Transport Charges" are based on the location (i.e., Tier A, Tier B or Tier C) of the originating and terminating local access transport areas ("LATAs") (excluding TRAVEL CARD Service). A list of the LATAs comprising Tier A, Tier B and Tier C LATAs is shown on Schedule "1" attached hereto and incorporated herein by reference. The Domestic Transport Charge will be assessed on all completed or answered calls and will be based upon the number of originating seconds. Transport Charges will be billed in six-second increments and will be subject to a six-second minimum charge. The Transport Charge for each Tier (the "Tier Charge") relative to each Service is shown below:

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                                                                    ------------

     (2) The Tier Charges for SWITCHED ACCESS Service and DEDICATED ACCESS Service calls (regardless of jurisdiction) within the continental United States are shown below.

                   (i)         BASE RATES - Day

                               Tier A         XXXXXXX
                               Tier B         XXXXXXX
                               Tier C         XXXXXXX

                   (ii)        BASE RATES - NonDay

                               Tier A         XXXXXXX
                               Tier B         XXXXXXX
                               Tier C         XXXXXXX

     With respect to SWITCHED ACCESS Service and DEDICATED ACCESS Service calls within the continental United States, the Transport Charge will be comprised of an originating Tier Charge and a terminating Tier Charge. The table below shows the total Tier Charges for SWITCHED ACCESS Service and DEDICATED ACCESS Service calls taking into account the various originating Tiers and terminating Tiers.

                   (iii)       Base Rates - Day

                   ==========================================
                                 Tier A    Tier B   Tier C
                   ------------------------------------------
                      Tier A     XXXXXX    XXXXXX   XXXXXX
                   ------------------------------------------
                      Tier B     XXXXXX    XXXXXX   XXXXXX
                   ------------------------------------------
                      Tier C     XXXXXX    XXXXXX   XXXXXX
                   ==========================================

                   (ii)  Base Rates - NonDay

                   ==========================================
                                 Tier A    Tier B   Tier C
                   ------------------------------------------
                      Tier A     XXXXXX    XXXXXX   XXXXXX
                   ------------------------------------------
                      Tier B     XXXXXX    XXXXXX   XXXXXX
                   ------------------------------------------
                      Tier C     XXXXXX    XXXXXX   XXXXXX
                   ==========================================

     With respect to calls from the continental United States to Alaska, Hawaii, Puerto Rico, and the United States Virgin Islands ("Non-Mainland"), or to an International location, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier A. With respect to 800 calls (and 1+ calls from Hawaii only) from a Non-Mainland location to the continental United States, the Domestic Transport Charge will be comprised of the originating Tier Charge which will be deemed to be Tier A and the applicable terminating Tier Charge.

     (3) The Tier Charges for Carrier TERMINATION Service calls (regardless of jurisdiction or time of day) within the continental United States or from the continental United States to an International location are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier to which the call is terminated.

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                                                                  ------------

              Tier A             XXXXXXX
              Tier B             XXXXXXX
              Tier C             XXXXXXX

     (4) The Tier Charges for Carrier 800 ORIGINATION Service calls (regardless of jurisdiction or time of day) within the continental United States are shown below. The Domestic Transport Charge will be comprised of the applicable Tier Charge based on the Tier from which the call is originated.

              Tier A             XXXXXXX
              Tier B             XXXXXXX
              Tier C             XXXXXXX

     (5) With respect to Directory Assistance calls within the continental United States and to Canada, the Domestic Transport Charge will be comprised of the applicable originating Tier Charge and the terminating Tier Charge which will be deemed to be Tier A.

(B)  NON-MAINLAND TRANSPORT CHARGES

     (1) With respect to calls originating in the continental United States and terminating to a Non-Mainland location, the following "Non-Mainland Transport Charges" will apply in addition to any applicable Domestic Transport Charge as described in Subsection 2(A) above:

          Non-Mainland Location      Non-Mainland Transport Charge
          ---------------------      -----------------------------
                 Alaska                        XXXXXXX
                 Hawaii                        XXXXXXX
              Puerto Rico                      XXXXXXX
           US Virgin Islands                   XXXXXXX

(2) With respect to 800 calls (and 1+ calls from Hawaii only) originating from a Non-Mainland locatin and terminating to the continental United States, the following Non-Mainland Transport Charges will apply in addition to any applicable Domestic Transport Charge as described in Subsection 2(A) above:

          None-Mainland Location          Non-Mainland Transport Charge
          ----------------------          -----------------------------

                  Alaska                            XXXXXXX
                  Hawaii                            XXXXXXX
                Puerto Rico                         XXXXXXX
             US Virgin Islands                      XXXXXXX

(C)  INTERNATIONAL TRANSPORT CHARGES.

     Commencing with the Effective Date described in Section 1 above, with respect to calls originating in the continental United States and terminating to an International location (i.e., other than a non-Mainland location), the "International Transport Charge" will be deemed to correspond with the $1mm Int'l Monthly Revenue Level shown on Schedule "2" attached hereto and incorporated herein by reference.

(D)  LEC CHARGES

     (1) "LEC Charges" include Access Charges, Egress Charges and SMS 800 queries. "Access Charges" and "Egress Charges" are per minute

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                                                               ------------
costs reasonably calculated by WilTel in accordance with this Agreement between the applicable WilTel point of presence and the terminating or originating point, and rated at the applicable end office (NPA-NXX) level using switched tandem access rates and charges (excluding TRAVEL CARD Service). Directory Assistance calls will only be assessed the applicable Access Charge. Customer will also pay WilTel a XXXXXXXXXXXXXXXX administrative charge which is assessed on the total of Customer's monthly LEC Charges. The NPA-NXX is generally identified by the end user's automated number identification ("ANI"); provided, however, in the event there is not an identified originating ANI reasonably attributable to Customer, the NPA-NXX will be assigned based on WilTel's originating trunk group. The terminating NPA-NXX will be identified by the dialed number; provided, however, in the event there is not an identified dialed number, the NPA-NXX will be assigned based on WilTel's terminating trunk group.

(2) The per minute rates utilized by WilTel in calculating the applicable Access Charges and Egress Charges are described in the local exchange carrier's ("LECs") applicable tariffs and are exclusive of any discounts based on minute or term commitments. In the event the LECs provide discounts which Customer would receive based solely on its own traffic, and such discounts have a material effect on Customer's total charges for Services provided hereunder, WilTel and Customer agree to negotiate in good faith concerning the calculation of all LEC charges to reflect the charges Customer would pay based solely on Customer's usage. The Access Charges and Egress Charges may include, without limitation the components and elements described below; provided, however, the terminology with respect to these components and elements may vary among LECs. The Access Charges and Egress Charges will be calculated taking into effect whether the call is interstate, intrastate or intraLATA, the direction of the call (i.e., whether originating or terminating), whether the call is premium or nonpremium (if applicable), the mileage, the meet point (if applicable) and the call type (i.e., 1+ or 800). WilTel may also apply any other rating elements which are assessed by the LECs or third parties (e.g., regulatory fee assessments or non-standard LEC access components) whether such charges are based per access line, per business line, per market share, per call, etc. (e.g., the Arkansas Carrier Common Line charge which is assessed by a regulatory body and allocated to the LECs) (collectively, the "Other Charges"). Upon reasonable request by Customer, WilTel agrees to substantiate how WilTel calculated the cost per minute with respect to the Other Charges. With respect to those LECs utilizing a "time of day" differential (i.e., Day/Nonday, Day/ Evening/Night, etc.), WilTel will only use the "Day" rate provided by the LECs.

                  Component                         Elements
             -------------------               ---------------------

             Carrier Common Line               Originating
                                               Terminating

             End Office                        Local Switching
                                               Equal Access Recovery
                                               Information Surcharge





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                                                                    ------------

         Local Transport                        Termination
                                                Tandem Switching
                                                Facility
                                                Interconnection

         Entrance Facility                      DS-3 (month-to-month electrical)
                                                Multiplexer (3/1 month-to-month)

     (3) The Access Charges and Egress Charges are generally applied on a per minute basis except for (i) the Local Transport Facility charge which is based on minutes and mileage, and (ii) the Entrance Facility rate and Multiplexer rate which are flat monthly rates which are converted by WilTel to a cost per minute basis by dividing the applicable DS-3 flat rate or the multiplexer rate as found in the applicable LEC tariff by XXXXXXXXX. WilTel reserves the right to convert any other flat rates assessed by the LECs into per minute charges. Any per minute charges determined hereunder will be added to the applicable Access Charges and Egress Charges. Upon thirty
     (30) days' prior written notice, WilTel may also charge Customer for other charges it is assessed by any LEC or the SMS 800 database administrator for 800 number service (e.g., National Exchange Carrier Association (NECA) charges, etc.), excluding any charges incurred by WilTel solely for the purpose of maintaining its network.

     Example: Assume the applicable LEC tariffed rate (i) for entrance facility charges is XXXXXX per DS-3, and (ii) for muxing is XXXXXXXXXXXX mux. The Entrance Facility rate will be XXXXXXXXXXXXXXXXXXXXXXXXXXXXX and the Multiplexer rate will be XXXXXXXXXXXXXXXXXXXXXXXXXXX.

     (4) Access Charges will commence when the call is originated and will end when the call is disconnected. Customer will be assessed Access Charges even if a call is not completed. Egress Charges will commence when the call is answered and will end when the call is disconnected. Access Charges and Egress Charges will not apply with respect to dedicated access originations or terminations, respectively.

(E)  TRANSCEND(TM) MANAGER.

     WilTel agrees to provide Customer, at no cost to Customer, a windows-based software program entitled "Transcend(TM) Manager" which will include, among other things, the Transcend(TM) Database (as described herein) and various management reports. The "Transcend(TM) Database" will contain the applicable Access Charges and Egress Charges reasonably calculated by WilTel in accordance with this Agreement at each LEC end office. The Database will be updated periodically to take into account any tariff changes by the various LECs ("Tariff Changes"). Tariff Changes received by WilTel on or before the fifteenth (15th) day of a month and effective as of the first day of the following month or thereafter, will be incorporated into the Transcend(TM) Database by the first day of the month following WilTel's receipt thereof or the date such Tariff Changes are effective, whichever is later.

(F)  DIRECTORY ASSISTANCE SURCHARGE:

     Directory assistance calls in the continental United States will be assessed a surcharge of XXXXXX in addition to any applicable Domestic Transport Charge as described in Subsection 2(A)(2) above plus applicable LEC Charges. Directory assistance calls to Canada

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                                                                 ------------
         will be assessed a surcharge of XXXXXXX in addition to any applicable Domestic Transport Charge as described in Subsection 2(A) above and the applicable Non-Mainland Transport Charge as described in Subsection 2(B) above.

    (G)  TRAVEL CARD SERVICE RATES:

         (1) Basic Interstate TRAVEL CARD Service Rates Per Minute: XXXXXX Day, XXXXXX Nonday.

         (2) Basic Intrastate TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]: SEE ATTACHED INTRASTATE SWITCHED ACCESS RATE SCHEDULE FOR BASIC TRAVEL CARD SERVICE.

         (3) International TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]: SEE ATTACHED INTERNATIONAL SWITCHED ACCESS RATE SCHEDULE FOR BASIC TRAVEL CARD SERVICE. International TRAVEL CARD Service calls from the domestic United States to International locations (other than Canada) are subject to a surcharge of XXXX per call.

         (4) TRAVEL CARD Service Rates Per Minute from the domestic United States to Canada [NOT SUBJECT TO DISCOUNT]: XXXXXXX XXXX, XXXXXXX Nonday. TRAVEL CARD Service calls from the domestic United States to Canada are subject to a surcharge of XXXX per call.

         (5) TRAVEL CARD Service Rates Per Minute from Canada to the domestic United States [NOT SUBJECT TO DISCOUNT]: XXXXXXX Day, XXXXXXX Nonday. TRAVEL CARD Service calls from Canada to the domestic United States are subject to a surcharge of XXXX per call.

         (6)  Enhanced TRAVEL CARD Service Pricing [NOT SUBJECT TO DISCOUNT]:
         Enhanced features to the TRAVEL CARD Service are available as described in the attached schedule for Enhanced TRAVEL CARD Service Pricing.

         (7)  TRAVEL CARD Service Discount:  XXXXXXXXXXXXXXXXXXXXX.

3.  DISCOUNTS:

    (A) For purposes of this Agreement, Customer "Monthly Revenue Level" will be comprised of Customer's gross (i.e., prior to the application of any discounts) (i) Transport Charges (i.e., Domestic, Non-Mainland and International); (ii) LEC charges (including Other Charges); (iii) Directory Assistance surcharges; (iv) TRAVEL CARD Service charges; (v) the Administrative Fee described in Subsection 2(D)(1) above; (vi) XXXXXXXXX times Customer's first XXXXXXXX of monthly recurring private line interexchange service charges (including both domestic and international) from WilTel; (vii) XXXXXXX times Customer's second XXXXXXXX of monthly recurring private line interexchange service charges (including both domestic and international) from WilTel; and, (viii) Customer's monthly recurring private line interexchange service charges (including both domestic and international) from WilTel in excess of XXXXXXXX. Customer's Monthly Revenue Level will not include any pro rata charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as monthly recurring private line interexchange service charges or the switched service charges specifically mentioned in this Subsection (A).


2/25/96                          Page 6 of 16                       CONFIDENTIAL

    (B) Commencing with the Effective Date and continuing through the end of the Service Term (the "Commitment Period"), Customer will receive the applicable discount percentages (the "Discount") as shown in Subsections (C), (D), (E) and (F) below. The Discount will only be applied to Customer's Domestic Transport Charges as described in Subsection 2(A) above and Customer's Non-Mainland Transport Charges to Non-Mainland locations (excluding Canada).

    (C) TERMINATION Service:  XXXXXXXXXXXXXXXXXXXXXXX.

    (D) 800 ORIGINATION Service: XXXXXXXXXXXXXXXXXXXXXXXXX.


    (E) SWITCHED ACCESS Service and DEDICATED ACCESS Service to Non-Mainland locations only (excluding Canada): XXXXXXXXXXXXXXXXXXXXXXXXX.

    (F) SWITCHED ACCESS Service and DEDICATED ACCESS Service (1+ and 800) within the continental United States: XXXXXXXXXXXXXXXXXXXXXXX.

    (G) During the Service Term of the Agreement, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to those charges as described in Subsection 3(B) above for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

    (H) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Services under this Agreement for the calendar month next following the completion of each Discount Period, provided Customer has paid
                                            --------
    undisputed charges (including any late fees, if applicable) for that month in accordance with this Agreement and is not otherwise subject to a Suspension Notice in accordance with this Agreement. Failure of Customer to comply with the foregoing provision shall result in no credit for the Discount Period in question.

4.  CUSTOMER'S COMMITMENT/DEFICIENCY CHARGE:

    (A) Commencing with the Effective Date and continuing through the end of the Service Term (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, in the aggregate a Monthly Revenue Level (as defined in Subsection 3(A) above) of at least the amounts shown below by the end of the periods shown determined on a cumulative basis (collectively, "Customer's Cumulative Commitment").

            Period           Customer's Cumulative Commitment
        ---------------      --------------------------------

        End of Month 12                $150,000,000
        End of Month 18                $300,000,000
        End of Month 24                $450,000,000
        End of Month 30                $600,000,000
        End of Month 36                $750,000,000
        End of Month 42                $900,000,000

    (B) In the event Customer does not achieve Customer's applicable Cumulative Commitment by the end of the respective Month listed Customer will pay WilTel XXXXXXXXXXXXXXXXXXX of the difference between Customer's applicable Cumulative Commitment and Customer's actual cumulative Monthly Revenue Level (as described in Subsection 3(A) above) determined on a cumulative basis as of the end of such Month (the "Deficiency


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                                                                    ------------

   Charge"). Provided, however, Customer may elect one (1) time during the Commitment Period to transfer up to $15,000,000 of any Deficiency Charge to the immediately following period in which case the applicable Cumulative Commitment for said period will be deemed to included the transferred Deficiency Charge amount. The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to $900,000,000 less Customer's actual cumulative Monthly Revenue Level if WilTel terminates the Agreement based on Customer' default.

5. OTHER AGREEMENTS: In consideration of the rates and discounts offered hereunder to Customer as well as the unique and special pricing elements, Customer acknowledges and agrees that this Agreement and the Services described herein may not be combined with any other products or services offered by WilTel, WilTel's parent company or WilTel's affiliates. Therefore, Customer acknowledges and agrees that:

   (A) As of the Effective Date of this Agreement, (i) all switched telecommunications services ("Existing Services") offered by WilTel (formerly WilTel, Inc.), WilTel's parent company, WorldCom, Inc. (formerly LDDS Communications, Inc.) or any of WilTel's affiliates, including without limitation, IDB WorldCom Services, Inc. (hereinafter referred to as the "WilTel Group"), which are currently being provided Customer (which for purposes of this Section 5 will include Customer's parent company, Customer's subsidiaries and any other entities under common control with Customer; hereinafter referred to as the "Customer Group") pursuant to existing service agreements ("Existing Agreements") will be canceled and no longer in force or effect except for charges or credits due for Existing Services rendered as of the Effective Date of this Agreement and provisions intended to survive termination, such as limitation of liability, indemnification and confidentiality, and (ii) all Existing Services provided a member of the Customer Group by a member of the WilTel Group will be provisioned under the terms and conditions of this Agreement. Simultaneous with the execution of this Agreement, if applicable, Customer shall cause all members of the Customer Group to agree to the cancellation of such Existing Agreements and the provision of Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.

   (B) If Customer acquires a third party after the Effective Date of this Agreement, and such third party has existing agreement(s) with a member of the WilTel Group (collectively referred to as the "Existing Agreements") for the provision of switched telecommunications services ("Existing Services"), then ninety (90) days following the date of the closing of such acquisition, merger or combination (or such earlier date contained in a written notice from Customer to WilTel) (the "Transfer Date"), (i) the Existing Agreements will be canceled and no longer in force or effect except for commitments, if any, contained in such Existing Agreements and charges and credits due for Services rendered prior to the Transfer Date, (ii) Existing Services will be provisioned under this Agreement, and (iii) the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under such Existing Agreements, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under this Agreement. Simultaneous with the closing of such acquisition, combination or merger, Customer will cause such third party and all of its affiliates who are parties to such Existing Agreements, to agree to the cancellation of such Existing Agreements and the provision of Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.


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                                                                 ------------

   Example: Assume (i) Customer's Commitment as described in Subsection 4(A) above is $500,000, (ii) there are twenty-four (24) months remaining in the Service Term of this Agreement, and (iii) Customer acquires a third party who has an existing switched telecommunications services agreement with a member of the WilTel Group which contains a minimum monthly revenue commitment of $250,000 and has ten (10) months remaining in the term of such agreement. Customer's "new" Commitment as described in Subsection 4(A) will be $604,166 for the remaining twenty-four (24) months in the Service Term determined as follows:

   $500,000 + [($250,000 x 10)/24] = $500,000 + $2,500,000/24 =
   $500,000 + 104,166 = $604,166.

   (C) If Customer merges or combines with a third party after the Effective Date of this Agreement, and such third party has existing agreement(s) with a member of the WilTel Group (collectively referred to as the "Other Existing Agreements") for the provision of switched telecommunications services ("Other Existing Services"), then within ninety (90) days following the date of the closing of such merger or combination (or such earlier date contained in a written notice from Customer to WilTel) (the "Other Transfer Date"), Customer must elect to either (i) cancel this Agreement, or (ii) cancel the Other Existing Agreements (hereinafter referred to as the "Canceled Agreement"). In such case, charges and credits due for Services rendered under the Canceled Agreement prior to the Other Transfer Date will remain in full force and effect, (ii) Other Existing Services under the Canceled Agreement will be provisioned under the surviving Agreement, and (iii) the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under the Canceled Agreement, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under the surviving Agreement. Simultaneous with the closing of such combination or merger, if necessary, Customer will cause such third party and all of its affiliates who are parties to such Other Existing Agreements, to agree to the cancellation of such Other Existing Agreements and the provision of Other Existing Services under the terms and conditions of the surviving Agreement and Customer agrees to provide WilTel with reasonable documentation evidencing such agreement.

   (D) If any member of the WilTel Group acquires, merges or combines with a carrier with which Customer has a reseller agreement ("Other Carrier Agreement"), Customer may elect to transition all services being provided under the Other Carrier Agreement to this Agreement. Provided, in such case any remaining commitment(s) under the Other Carrier Agreement, if any, shall be added on a pro rata basis to the commitment(s), if any, existing under this Agreement.

6. PIC PROCESS: As long as Customer is directly effecting the change of its End Users' primary interexchange carrier ("PIC Process"), all provisions (or portions thereof) concerning such PIC Process (including without limitation, Subsections 1(E), 2(C), 3(A), 3(B), 3(C) and 3(D)) will not apply. Provided, however, if at any time during the Initial Service Term or any Renewal Period Customer requests WilTel to perform such PIC Process, in whole or in part, such provisions (or portions thereof) shall be applicable.

7. SERVICE REQUESTS: The parties agree to substitute Subsection 1(E) of the TSA and add Subsection 1(F) of the TSA to read in their entirety as follows:

   (E) Service Requests  Customer's requests to initiate or cancel Services
       ----------------
   shall be described in an appropriate WilTel Service Request ("Service Requests"). Service Requests may consist of machine readable tapes, facsimiles or other means approved by WilTel. Further, Service Requests shall specify all reasonable information, as determined by


2/25/96                          Page 9 of 16                    CONFIDENTIAL
                                                                 ------------

   WilTel, necessary or appropriate for WilTel to provide the Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Service(s), the Requested Service Date, and charges, if any, relevant to the Services described in the Service Request. After WilTel's receipt and verification of a valid Service Request for SWITCHED Service (as defined in the Service Schedule) requiring a change in the primary interexchange carrier ("PIC"), WilTel agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which WilTel currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which WilTel does not have electronic interface capabilities within a reasonable time.

   (F) WilTel is able to collect, partition and duplicate at least 4,000,000 billable call detail records ("CDRs") for Customer per day. WilTel agrees to archive such CDRs for a period of eighteen (18) months. WilTel acknowledges that calls associated with ANIs which are not identified in WilTel's database are identified as "Casual Calls" and are billed by WilTel after fourteen (14) days. Upon submission by Customer of an ANI for processing, WilTel agrees to provide Customer with call detail record information associated with such ANI which has not been previously billed by WilTel.

8. CANCELLATION WITHOUT CHARGE:  The parties agree to substitute Subsection 2(C)
   ---------------------------
   of the TSA to read in its entirety as follows:

   (C) Cancellation Without Charge Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if WilTel materially breaches any of the warranties described below within the time frame described or, if applicable, fails to cure such breach within any applicable cure period ("WilTel Breaches"). Provided, however, with respect to WilTel Breaches described in Subparts (i), (iv) or (v), Customer must give WilTel written notice of such default and an opportunity to cure such default within five
   (5) days of such notice. In the event WilTel fails to cure any such default within the five-day period on more than three (3) occasions within any six
   (6) month period, WilTel will be deemed in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

        (i) WilTel agrees to materially provide a long distance network with transmission quality and availability consistent with telecommunications common carrier industry standards, government regulations and sound business practices. In the event of a cable cut or other incident materially affecting WilTel's network, WilTel agrees to use reasonable efforts to notify Customer within thirty (30) minutes; provided, however, WilTel's failure to notify Customer will not be deemed a breach of this Agreement by WilTel.

        (ii) When measured over a thirty (30) day period, WilTel agrees to materially deliver call detail records within (x) twenty-four (24) hours of each day's traffic at least seventy-five percent (75%) of the time,
        (y) forty-eight (48) hours at least ninety-five percent (95%) of the time, and (z) seventy-two (72) hours ninety-eight percent (98%) of the time (collectively, the "Delivery Standard"). In the event WilTel fails to materially


2/25/96                          Page 10 of 16                    CONFIDENTIAL
                                                                  ------------
        deliver call detail records within the Delivery Standard on more than three (3) occasions within any twelve (12) month period, WilTel will be deemed to be in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

        (iii) WilTel agrees to materially process (x) SWITCHED ACCESS Service (1+) Service Requests within twenty-four (24) hours of receipt of such Service Requests, and (y) DEDICATED ACCESS Service (800) Service Requests within five days (excluding Sundays and nationally recognized holidays) of receipt of such Service Requests, and (z) within seventy-two (72) hours of receipt of such Service Requests in cases where Customer's Responsible Organization (RESPORG) provides the 800 number (collectively, the "Process Standard"). In the WilTel fails to materially process Service Requests within the Process Standard on more than three (3) occasions within any thirty (30) day period, WilTel will be deemed to be in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.

        (iv) WilTel agrees that its network will be engineered so that no more than one call in one hundred originating calls will be blocked during any hour. WilTel agrees to relieve blockage conditions by means of rerouting terminating traffic to an off-network provider within twenty-four (24) hours from the time such blockage occurs.

        (v) WilTel agrees to monitor its network twenty-four (24) hours per day, seven (7) days a week and agrees to act on problems materially effecting transmission service within four (4) hours from the time Customer notifies WilTel of a problem or WilTel identifies a problem. In the event Customer submits a "trouble ticket" identifying specific trouble items, Customer will have the ability to ascertain the status of such trouble ticket and must give approval before said trouble ticket is closed.

        (vi) WilTel agrees that WilTel's administrative systems specifically relating to CDRs and the processing of ANIs under this Agreement will be available at least ninety-eight percent (98%) of the time when measured over a thirty (30) day period (excluding downtime every twenty-four (24) hours between 10:00 p.m. and 7:00 a.m., other scheduled downtimes mutually agreeable to both parties, and downtime for new load implementation, backups, maintenance and unplanned outages) ("WilTel's Systems Availability"). In the event WilTel's System Availability is less than allowed hereunder (hereinafter referred to as a "System Breach"), Customer agree to notify WilTel and WilTel agrees to notify Customer within forty-eight (48) hours after receiving Customer's notice that the underlying problem has been corrected ("Systems Cure Period"). Following WilTel's notice, WilTel's System Availability will not be lower than ninety-eight percent (98%) when measured over the following 7, 14, 21 and 30 day periods thereafter. In the event a System Breach is not cured within the Systems Cure Period (or after such Systems Cure Period occurs again within the 7, 14, 21 or 30 day period thereafter), on more than three (3) occasions within any twelve (12) month period, WilTel will be deemed to be in breach of this Agreement and Customer may cancel this Agreement without incurring any cancellation charge.


2/25/96                          Page 11 of 16                    CONFIDENTIAL
                                                                  ------------

9. FRAUDULENT CALLS: The parties agree to substitute Subsection 4(B) of the TSA to read in its entirety as follows:

   (B) Fraudulent Calls  WilTel agrees to apply the same level of effort and
       ----------------
   utilize the same methods and procedures to control long distance fraud for Customer's long distance traffic carried over the WilTel network that any member of the WilTel Group (as defined in Section 5 of the PET) does for its own traffic. WilTel agrees to diligently pursue the detection and elimination of fraud utilizing, but not limited to, the detection/screening parameters, and methods listed below. The parties understand that there may be as much as three (3) hours between a fraud event and WilTel's detection thereof and that there may be occurrences of fraud which, regardless of WilTel's diligent efforts, may go undetected. All call records selected for fraud screening using the parameters stated below are subject to fraud analyst's review, judgment, and discretion as to a decision whether fraud is actually occurring. Except to the extent WilTel fails to comply with the fraud control provisions set forth below through no fault of Customer, (i) Customer shall indemnify and hold WilTel harmless from all costs, expenses (including, without limitation, court costs and attorneys' fees), losses, damages, liabilities, demands, charges, penalties, claims or actions arising from fraudulent or unauthorized calls of any nature which may comprise a portion of the Services; and (ii) Customer shall not be excused from paying WilTel for Services provided to Customer or any portion thereof on the basis that fraudulent or unauthorized calls comprised a corresponding portion of the Services. Provided, however, WilTel agrees to reasonably seek forgiveness of payments to the extent possible from countries (such as Guyana and the Dominican Republic) where foreign telephone companies have agreed to forego payments for disputed calls (in the event WilTel does not reasonably seek such forgiveness, WilTel agrees to be liable for such disputed calls). In the event WilTel discovers fraudulent or unauthorized calls being made (or reasonably believes fraudulent or unauthorized calls are being made), WilTel shall take action with prompt, subsequent notice that is reasonably necessary to prevent such fraudulent or unauthorized calls from continuing to take place, including without limitation, denying Services to particular ANIs or terminating Services to or from specific locations.

         (i)    Call records with invalid authorization codes.

         (ii)   Call records with invalid PIN digits.

         (iii) Toll-free call records that are pay phone with a duration greater than 3600 seconds.

         (iv) Toll-free call records with a duration greater than 3600 seconds.

         (v) Caribbean calls records that are Dominican and have a duration greater that 3600 seconds.

         (vi) Call records that are domestic (not international) and are not toll-free and have a duration greater than 4000 seconds.

         (vii) International call records with a duration greater than 3600 seconds.

         (viii) Call records with universal access numbers for travel card services.

2/25/96                          Page 12 of 16                    CONFIDENTIAL
                                                                  ------------

         (ix) Calls from ANI or authcode with a duration greater than 4000 seconds.

         (x)    Calls with non-zero information digits.

         (xi) International calls with an authcode on a FGB, or authcodes on FGD if there are more than ten (10) calls within one (1) hour or with a duration greater than 300 minutes.

         (xii) Call records made with an authcode on FGB to area code 809, or authcodes that are on FGD if there are more than ten (10) calls within one (1) hour or with duration greater than 300 minutes.

         (xiii) Originating ANI with more than ten (10) calls totaling more than 600 minutes.

         (xiv) WilTel acknowledges that it is capable of providing the following information upon reasonable request by Customer: (w) three (3) threshold alert levels mutually agreed to by the parties, (x) the number of calls from a specific originating ANI, destination number, international country code and billing number, (y) the number of billable minutes from a specific originating ANI, destination number, international country code and billing number, and (z) Customer's capability to block and update the number database with respect to a specific ANI, destination number, international country code or billing number.

10. BILLING DISPUTES: The parties agree to substitute Subsections 5(A), 5(D) and 5(E) of the TSA to read in their entirety as follows:

    (A) Payment  WilTel billings for Services hereunder are made on a monthly
        -------
    basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. WilTel agrees to provide monthly summary billing and invoicing information with identified originating and terminating LATAs in order to allow Customer to reconcile its monthly CDR billing records with CDRs delivered to Customer for such period. Subject to Subsection 5(D) below, Services shall be billed at the rates set forth in the PET and Service Requests, as the case may be. Discounts, if any, applicable to the rates for certain Services are set forth in the PET. Customer will pay all undisputed charges relative to each WilTel invoice for Services within forty -five (45) days of the invoice date set forth on each WilTel invoice to Customer ("Due Date"). If payment is not received by WilTel on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid balance of the charges for Services rendered per month or the maximum lawful rate under applicable state law.

    (D) Modification of Charges  During the Service Term of this Agreement, the
        -----------------------
    Domestic Transport Charges (as described in Subsection 2(A) of the PET) and the administrative charge (as described in Subsection 2(D) of the PET) will not be modified by WilTel. International Transport Charges may be modified based on Wiltel's cost for such service.

    (E) Billing Disputes  Notwithstanding the foregoing, late fees shall apply
        ----------------
    (but shall not be due and payable for a period of one hundred and twenty
    (120) following the Due Date therefor) for amounts reasonably

2/25/96                          Page 13 of 16                    CONFIDENTIAL
                                                                  ------------
    disputed by Customer, provided Customer: (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to WilTel in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with WilTel for the purpose of resolving such dispute within said one hundred and twenty
    (120) day period. In the event such dispute is resolved in favor of WilTel, Customer agrees to pay WilTel the disputed amounts together with any applicable late fees within ten (10) days of the resolution. In the event such dispute is resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event the dispute can not be resolved within such one hundred and twenty
    (120) day period (unless WilTel has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. WilTel shall not be obligated to consider any Customer notice of billing discrepancies which are received by WilTel more than one hundred and twenty (120) days following the Due Date of the invoice in question.

11. CREDIT:  The parties agree to substitute Section 6 of the TSA to read in its
    ------
    entirety as follows:

    Credit:  Customer has received credit approval from WilTel as described in
    ------
    that certain letter dated ____________, a copy of which is attached hereto as Attachment "1" (the "Credit Letter"). Provided Customer's accounts receivable balance to WilTel does not exceed $50,000,000 ("Customer's Credit Line"), WilTel will not require any further security or assurances from WilTel for payments due hereunder. WilTel reserves the right, however, to require additional security or other assurances from Customer with respect to payments due hereunder in the event Customer's Credit Line exceeds [$50,000,000.]

12. CREDITWORTHINESS:  The parties agree to substitute Section 7 of the TSA to
    ----------------
    read in its entirety as follows:

    Creditworthiness:  During the Initial Service Term (including any Renewal
    ----------------
    Periods) Customer agrees to provide WilTel with quarterly financial statements. If at any time there is a material adverse change as specifically defined herein, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Services described in a previously executed Service Request to be withheld;
    (ii) cease providing Services pursuant to a Suspension Notice in accordance with Section 5(F); (iii) decline to accept a Service Request or other requests from Customer to provide Services which WilTel may otherwise be obligated to accept and/or (iv) condition its provision of Services or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. One or more of the following will constitute a material adverse change: (i) Customer's material default of its obligations to WilTel under this or any other agreement with WilTel which is not cured within any applicable cure period; (ii) failure of Customer to make full payment of all undisputed charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, or which owes past due amounts to WilTel or any entity affiliated with WilTel; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency

2/25/96                          Page 14 of 16                    CONFIDENTIAL
                                                                  ------------
    proceedings or the legal insolvency of Customer.

13. REMEDIES:  The parties agree to substitute Section 8 of the TSA to read in
    --------
    its entirety as follows:

    In the event Customer is in material breach of this Agreement, including without limitation, failure to pay all undisputed charges due hereunder by the applicable Due Date or the date stated in the Suspension Notice described in Subsection 5(F) above, provided WilTel has issued Customer at least two (2) 10-day Suspension Notices as described in Subsection 5(F) above, WilTel shall have the right, after giving Customer five (5) days prior notice and opportunity to cure, to (i) terminate this Agreement; (ii) withhold billing information from Customer; and/or (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the WilTel network) directly and bill such End Users directly until such time as WilTel has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and WilTel, after giving Customer five (5) days prior notice, terminates this Agreement as provided in this Section 8, such termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above.

14. WARRANTY:  The parties agree to substitute Section 9 of the TSA to read in
    --------
    its entirety as follows:

    Warranty. WilTel will provide a long distance network with transmission quality and availability consistent with telecommunications common carrier industry standards, government regulations and sound business practices. WILTEL MAKES NO OTHER WARRANTIES ABOUT THE SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

15. FORCE MAJEURE:  The parties agree to substitute Section 11 of the TSA to
    -------------
    read in its entirety as follows:

    Force Majeure.  If WilTel's performance of this Agreement or any obligation
    -------------
    hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties (excluding WilTel's labor force and personnel), or supplier failure, shortage, breach or delay (a "Force Majeure Event"), then WilTel shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. WilTel shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease. In the event WilTel is unable to restore Service within five (5) days after the occurrence of a Force Majeure Event as described herein, Customer may cancel the affected Service and WilTel and Customer agree to negotiate in good faith concerning Customer's minimum monthly commitment, if any, described in the PET.

16. FORUM:  The parties agree to substitute Subsection 20 of the TSA to read in
    -----
    its entirety as follows:


2/25/96                          Page 15 of 16                    CONFIDENTIAL
                                                                  ------------

    (B) Forum  Any legal action or proceeding with respect to this Agreement
        -----
    may be brought in the Courts of (i) the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma or (ii) the State of Texas in and for the County of Dallas or the United States of America for the Northern District of Texas. By execution of this Agreement, both Customer and WilTel hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and WilTel hereby agree to service by U.S. Mail at the notice addresses referenced in Section 15. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

17. ACCOUNTING CODES:  Notwithstanding anything to the contrary contained in
    ----------------
    Section 14 of the Service Schedule dated concurrently herewith, WilTel agrees to XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for verified or non-verified accounting codes.

    IN WITNESS WHEREOF, the parties have executed these Program Enrollment Terms on the date first written above.

WORLDCOM NETWORK SERVICES, INC.     EXCEL TELECOMMUNICATIONS, INC.
d/b/a WilTel


By: /s/ Charles M. Cole              By: /s/ Kenny A. Troutt
   --------------------------           --------------------------
       (Signature)                            (Signature)

     Charles M. Cole III                   Kenny A. Troutt
- -----------------------------        -----------------------------
       (Print Name)                           (Print Name)

Vice President, Carrier Sales               President and CEO
- -----------------------------        -----------------------------
         (Title)                                (Title)

       May 31, 1996                           May 31, 1996
- -----------------------------        -----------------------------
         (Date)                                 (Date)

2/25/96                          Page 16 of 16                    CONFIDENTIAL
                                                                  ------------

                                   Transcend
                               TIER XXX LOCATIONS


                                          [WILTEL GRAPHIC APPEARS HERE]

- --------------------------------------------------
              LATA
   Tier      Number      LATA Name
- --------------------------------------------------
   XXX        126        West Massachusetts MA
- --------------------------------------------------
   XXX        128        East Massachusetts MA
- --------------------------------------------------
   XXX        132        New York Metro NY
- --------------------------------------------------
   XXX        222        Delaware Valley, NJ
- --------------------------------------------------
   XXX        224        North Jersey, NJ
- --------------------------------------------------
   XXX        228        Philadelphia, PA
- --------------------------------------------------
   XXX        234        Pittsburgh, PA
- --------------------------------------------------
   XXX        236        Washington DC
- --------------------------------------------------
   XXX        238        Baltimore, MD
- --------------------------------------------------
   XXX        248        Richmond, VA
- --------------------------------------------------
   XXX        320        Cleveland, OH
- --------------------------------------------------
   XXX        325        Akron, OH
- --------------------------------------------------
   XXX        326        Toledo, OH
- --------------------------------------------------
   XXX        330        Evansville, IN
- --------------------------------------------------
   XXX        332        South Bend, IN
- --------------------------------------------------
   XXX        336        Indianapolis, IN
- --------------------------------------------------
   XXX        340        Detroit, MI
- --------------------------------------------------
   XXX        358        Chicago, IL
- --------------------------------------------------
   XXX        426        Raleigh, NC
- --------------------------------------------------
   XXX        434        Columbia, SC
- --------------------------------------------------
   XXX        438        Atlanta, GA
- --------------------------------------------------
   XXX        440        Savannah, GA
- --------------------------------------------------
   XXX        442        Augusta, GA
- --------------------------------------------------
   XXX        444        Albany, GA
- --------------------------------------------------
   XXX        446        Macon, GA
- --------------------------------------------------
   XXX        452        Jacksonville, FL
- --------------------------------------------------
   XXX        454        Gainesville, FL
- --------------------------------------------------
   XXX        456        Daytona Beach, FL
- --------------------------------------------------
   XXX        458        Orlando, FL
- --------------------------------------------------
   XXX        460        Southeast FL
- --------------------------------------------------
   XXX        470        Nashville, TN
- --------------------------------------------------
   XXX        472        Chattanooga, TN
- --------------------------------------------------
   XXX        478        Montgomery, AL
- --------------------------------------------------

- --------------------------------------------------
              LATA
   Tier      Number      LATA Name
- --------------------------------------------------
   XXX        480        Mobile, AL
- --------------------------------------------------
   XXX        486        Shreveport, LA
- --------------------------------------------------
   XXX        488        Lafayette, LA
- --------------------------------------------------
   XXX        490        New Orleans, LA
- --------------------------------------------------
   XXX        492        Baton Rouge, LA
- --------------------------------------------------
   XXX        520        St. Louis, MO
- --------------------------------------------------
   XXX        521        Westphalia, MO
- --------------------------------------------------
   XXX        522        Springfield, MO
- --------------------------------------------------
   XXX        524        Kansas City, MO
- --------------------------------------------------
   XXX        532        Wichita, KS
- --------------------------------------------------
   XXX        534        Topeka, KS
- --------------------------------------------------
   XXX        536        Oklahoma City, OK
- --------------------------------------------------
   XXX        538        Tulsa, OK
- --------------------------------------------------
   XXX        552        Dallas, TX
- --------------------------------------------------
   XXX        554        Longview, TX
- --------------------------------------------------
   XXX        560        Houston, TX
- --------------------------------------------------
   XXX        562        Beaumont, TX
- --------------------------------------------------
   XXX        628        Minneapolis, MN
- --------------------------------------------------
   XXX        632        Des Moines, IA
- --------------------------------------------------
   XXX        634        Davenport, IA
- --------------------------------------------------
   XXX        635        Cedar Rapids, IA
- --------------------------------------------------
   XXX        644        Omaha, NE
- --------------------------------------------------
   XXX        652        Idaho ID
- --------------------------------------------------
   XXX        656        Denver, CO
- --------------------------------------------------
   XXX        660        Utah UT
- --------------------------------------------------
   XXX        666        Phoenix, AZ
- --------------------------------------------------
   XXX        672        Portland, OR
- --------------------------------------------------
   XXX        721        Pahrump, NV
- --------------------------------------------------
   XXX        722        San Francisco, CA
- --------------------------------------------------
   XXX        730        Los Angeles, CA
- --------------------------------------------------
   XXX        920        Hartford, CT
- --------------------------------------------------
   XXX        952        Gulf Coast FL
- --------------------------------------------------
   XXX        953        Tallahassee, FL
- --------------------------------------------------

                                   Transcend
                               TIER XXX LOCATIONS


                                            [WILTEL GRAPHIC APPEARS HERE]

               LATA
    Tier      Number       LATA Name
- --------------------------------------------------
    XXX        122         New Hampshire, NH
- --------------------------------------------------
    XXX        133         Poughkeepsie, NY
- --------------------------------------------------
    XXX        134         Albany, NY
- --------------------------------------------------
    XXX        136         Syracuse, NY
- --------------------------------------------------
    XXX        140         Buffalo, NY
- --------------------------------------------------
    XXX        220         Atlantic Coastal NJ
- --------------------------------------------------
    XXX        246         Culpeper, VA
- --------------------------------------------------
    XXX        250         Lynchburg, VA
- --------------------------------------------------
    XXX        252         Norfolk, VA
- --------------------------------------------------
    XXX        324         Columbus, OH
- --------------------------------------------------
    XXX        338         Bloomington, IN
- --------------------------------------------------
    XXX        342         Upper Peninsula MI
- --------------------------------------------------
    XXX        344         Saginaw, MI
- --------------------------------------------------
    XXX        346         Lansing, MI
- --------------------------------------------------
    XXX        348         Grand Rapids, MI
- --------------------------------------------------
    XXX        350         Northeast WI
- --------------------------------------------------
    XXX        352         Northwest WI
- --------------------------------------------------
    XXX        354         Southwest WI
- --------------------------------------------------
    XXX        356         Southeast WI
- --------------------------------------------------
    XXX        366         Forrest, IL
- --------------------------------------------------
    XXX        368         Peoria, IL
- --------------------------------------------------
    XXX        370         Champaign, IL
- --------------------------------------------------
    XXX        374         Springfield, IL
- --------------------------------------------------
    XXX        422         Charlotte, NC
- --------------------------------------------------
    XXX        424         Greensboro, NC
- --------------------------------------------------
    XXX        430         Greenville, SC
- --------------------------------------------------
    XXX        432         Florence, SC
- --------------------------------------------------
    XXX        448         Pensacola, FL
- --------------------------------------------------

               LATA
    Tier      Number       LATA Name
- --------------------------------------------------
    XXX        452         Louisville, KY
- --------------------------------------------------
    XXX        468         Memphis, TN
- --------------------------------------------------
    XXX        474         Knoxville, TN
- --------------------------------------------------
    XXX        476         Birmingham, AL
- --------------------------------------------------
    XXX        477         Huntsville, AL
- --------------------------------------------------
    XXX        484         Biloxi, MS
- --------------------------------------------------
    XXX        528         Little Rock, AR
- --------------------------------------------------
    XXX        540         El Paso, TX
- --------------------------------------------------
    XXX        558         Austin, TX
- --------------------------------------------------
    XXX        564         Corpus Christi, TX
- --------------------------------------------------
    XXX        566         San Antonio, TX
- --------------------------------------------------
    XXX        568         Brownsville, TX
- --------------------------------------------------
    XXX        640         South Dakota SD
- --------------------------------------------------
    XXX        668         Tucson, AZ
- --------------------------------------------------
    XXX        674         Seattle, WA
- --------------------------------------------------
    XXX        720         Reno, NV
- --------------------------------------------------
    XXX        724         Chico, CA
- --------------------------------------------------
    XXX        726         Sacramento, CA
- --------------------------------------------------
    XXX        732         San Diego, CA
- --------------------------------------------------
    XXX        736         Monterey, CA
- --------------------------------------------------
    XXX        738         Stockton, Ca
- --------------------------------------------------
    XXX        740         San Luis Obispo, CA
- --------------------------------------------------
    XXX        922         Cincinnati, OH
- --------------------------------------------------
    XXX        949         Fayetteville, NC
- --------------------------------------------------
    XXX        951         Rocky Mount, NC
- --------------------------------------------------
    XXX        973         Palm Springs, CA
- --------------------------------------------------
    XXX        974         Rochester, NY
- --------------------------------------------------
- --------------------------------------------------

                                   Transcend
                               TIER XXX LOCATIONS

          LATA                                    LATA
  Tier   Number LATA Name                 Tier   Number LATA Name
  XXX     120   MAINE ME                  XXX     624   Duluth, MN
- --------------------------------------------------------------------------------
  XXX     124   VERMONT Vt                XXX     626   St. Cloud, MN
- --------------------------------------------------------------------------------
  XXX     130   Rhode Island RI           XXX     630   Sioux City, IA
- --------------------------------------------------------------------------------
  XXX     138   Binghampton, NY           XXX     636   Fargo, ND
- --------------------------------------------------------------------------------
  XXX     226   Capital, PA               XXX     638   Bismark, ND
- --------------------------------------------------------------------------------
  XXX     230   Altoona, PA               XXX     646   Garnd Island, NE
- --------------------------------------------------------------------------------
  XXX     232   Northeast PA              XXX     648   Great Falls, MT
- --------------------------------------------------------------------------------
  XXX     240   Hagerstown, MD            XXX     650   Billings, MT
- --------------------------------------------------------------------------------
  XXX     242   Salisbury, MD             XXX     654   Wyoming, WY
- --------------------------------------------------------------------------------
  XXX     244   Roanoke, VA               XXX     658   Colorado Springs, CO
- --------------------------------------------------------------------------------
  XXX     254   Charleston, WV            XXX     664   New Mexico NM
- --------------------------------------------------------------------------------
  XXX     256   Clarksburg, WV            XXX     670   Eugene, OR
- --------------------------------------------------------------------------------
  XXX     322   Youngstown, OH            XXX     676   Spokane, WA
- --------------------------------------------------------------------------------
  XXX     328   Dayton, OH                XXX     728   Fresno, Ca
- --------------------------------------------------------------------------------
  XXX     334   Auburn/Huntington, IN     XXX     734   Bakersfield, Ca
- --------------------------------------------------------------------------------
  XXX     360   Rockford, IL              XXX     921   Fisher's Island, NY
- --------------------------------------------------------------------------------
  XXX     362   Cairo, IL                 XXX     923   Mansfield, OH
- --------------------------------------------------------------------------------
  XXX     364   Sterling, IL              XXX     924   Erie, PA
- --------------------------------------------------------------------------------
  XXX     376   Quincy, IL                XXX     927   Harrisonburg, VA
- --------------------------------------------------------------------------------
  XXX     420   Asheville, NC             XXX     928   Charlottesville, Va
- --------------------------------------------------------------------------------
  XXX     428   Wilmington, NC            XXX     929   Edinburg, VA
- --------------------------------------------------------------------------------
  XXX     436   Charleston, SC            XXX     932   Blue Field, WV
- --------------------------------------------------------------------------------
  XXX     450   Panama City, FL           XXX     937   Richmond, IN
- --------------------------------------------------------------------------------
  XXX     464   Owensboro, KY             XXX     938   Terre Haute, IN
- --------------------------------------------------------------------------------
  XXX     466   Winchester, KY            XXX     939   Fort Meyers, FL
- --------------------------------------------------------------------------------
  XXX     482   Jackson, MS               XXX     956   Bristol, TN
- --------------------------------------------------------------------------------
  XXX     526   Fort Smith, Ar            XXX     958   Lincoln, NE
- --------------------------------------------------------------------------------
  XXX     530   Pine Bluff, Ar            XXX     960   Coeur D'Alene, ID
- --------------------------------------------------------------------------------
  XXX     542   Midland, TX               XXX     961   San Angelo, TX
- --------------------------------------------------------------------------------
  XXX     544   Lubbock, TX               XXX     963   Kalispell, MT
- --------------------------------------------------------------------------------
  XXX     546   Amarillo, TX              XXX     976   Mattoon, IL
- --------------------------------------------------------------------------------
  XXX     548   Wichita Falls, TX         XXX     977   Galesburg, IL
- --------------------------------------------------------------------------------
  XXX     550   Abilene, TX               XXX     978   Olney, IL
- --------------------------------------------------------------------------------
  XXX     556   Waco, TX                  XXX     980   Navajo Territory, AZ
- --------------------------------------------------------------------------------
  XXX     570   Hearne, TX                XXX     981   Navajo Territory, UT
- --------------------------------------------------------------------------------
  XXX     620   Rochester, MN             XXX
- --------------------------------------------------------------------------------

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                   TRANSCEND INTERNATIONAL TRANSPORT PRICING

- ------------------------------------------------------------------------------------------------------------------------------------
                                                     XXXX         XXXXX         XXXXX         XXXXX         XXXXX         XXXXX
                                    Base        Int'l Monthly Int'l Monthly Int'l Monthly Int'l Monthly Int'l Monthly Int'l Monthly
     COUNTRY            Country  International      Revenue        Revenue     Revenue       Revenue       Revenue      Revenue
                         Code      Charges            Level         Level       Level         Level         Level        Level
- ------------------------------------------------------------------------------------------------------------------------------------
    Afghanistan           93       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Albania            355       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Algeria            213       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Amer Samoa           684       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Angola             244       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Anguilla            809       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Antarctica (Casey)       672       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Antarctica (Scott)       672       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Antigua            809       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Argentina            54       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Armenia             374       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Aruba             297       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
 Ascension Island        247       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Australia            61       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Austria             43       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Azerbaijan           994       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Bahamas            809       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Bahrain            973       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Bangladesh           880       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Barbados            809       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Belarus            375       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Belgium             32       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Belize             501       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Benin             229       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Bermuda            809       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Bhutan             975       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Bolivia            591       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Bosnia-Herzegovina       387       XXXXXX           XXXXXX        XXXXXX        XXXXXX        XXXXXX        XXXXXX         XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------

2/25/96                           Schedule 2                       Page 1 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                   TRANSCEND INTERNATIONAL TRANSPORT PRICING

- -----------------------------------------------------------------------------------------------------------------------
                                                         XXXX           XXXXX     XXXXX     XXXXX    XXXXX       XXXX
                                                         Int'l          Int'l     Int'l     Int'l    Int'l       Int'l
                                             Base       Monthly        Monthly   Monthly   Monthly  Monthly     Monthly
COUNTRY                        Country   International  Revenue        Revenue   Revenue   Revenue   Revenue    Revenue
                                 Code       Charges      Level          Level     Level     Level     Level      Level
- -----------------------------------------------------------------------------------------------------------------------
          Botswana               267        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Brazil                 55        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
    British Virgin Islands       809        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Brunei                673        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
          Bulgaria               359        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
         Burkina Faso            226        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Burundi               257        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Cambodia              855        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Cameroon              237        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
            Canada                          XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
     Cape Verde Islands          238        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
         Cayman Islands          809        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
   Central African Republic      236        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
          Chad Republic          235        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
              Chile               56        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
              China               86        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
             Colombia             57        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
    Comoros (Mayotte Island)     269        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
              Congo              242        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
          Cook Islands           682        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Costa Rica            506        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
             Croatia             385        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
               Cuba               53        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
              Cyprus             357        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Czech Republic         42        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
              Denmark             45        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
           Diego Garcia          246        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------
             Djibouti            253        XXXXXX       XXXXXX        XXXXXX    XXXXXX    XXXXXX     XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------

2/25/96                                             Schedule 2                                         Page 2 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                   TRANSCEND INTERNATIONAL TRANSPORT PRICING

- ------------------------------------------------------------------------------------------------------------
                                                                              XXXX             XXXXX
                                                            Base         Int'l Monthly     Int'l Monthly
               COUNTRY                  Country         International       Revenue           Revenue
                                          Code             Charges           Level             Level
- ------------------------------------------------------------------------------------------------------------
               Dominica                      809            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
          Dominican Republic                 809            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Ecuador                      593            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                 Egypt                        20            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              El Salvador                    503            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              Equi Guinea                    240            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Eritrea                                     XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Estonia                      372            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Ethiopia                     251            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
            Faeroe Islands                   298            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
           Falkland Islands                  500            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
             Fiji Islands                    679            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Finland                      358            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
               Fr Guiana                     594            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
             Fr Polynesia                    689            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
        France (Andorra, Monaco)              33            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
            French Antilles                  596            XXXXXX            XXXXXX            XXXXXX
       (St. Barth, Mrtnque, St. M)
- ------------------------------------------------------------------------------------------------------------
                 Gabon                       241            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Gambia                       220            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Georgia                      995            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Germany                       49            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                 Ghana                       233            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
               Gibraltar                     350            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Greece                        30            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              Greenland                      299            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
               Grenada                       809            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              Guadeloupe                     590            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                 Guam                        671            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------
                                         XXXXX             XXXXXX             XXXXX             XXXXX
                                     Int'l Monthly     Int'l Monthly      Int'l Monthly    Int'l Monthly
COUNTRY                                 Revenue           Revenue            Revenue          Revenue
                                         Level             Level              Level            Level
- ------------------------------------------------------------------------------------------------------------
               Dominica                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
          Dominican Republic              XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Ecuador                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                 Egypt                    XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              El Salvador                 XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              Equi Guinea                 XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Eritrea                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Estonia                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Ethiopia                  XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
            Faeroe Islands                XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
           Falkland Islands               XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
             Fiji Islands                 XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Finland                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
               Fr Guiana                  XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
             Fr Polynesia                 XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
        France (Andorra, Monaco)          XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
            French Antilles               XXXXXX            XXXXXX            XXXXXX            XXXXXX
       (St. Barth, Mrtnque, St. M)
- ------------------------------------------------------------------------------------------------------------
                 Gabon                    XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Gambia                    XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Georgia                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Germany                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                 Ghana                    XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
               Gibraltar                  XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                Greece                    XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              Greenland                   XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
               Grenada                    XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
              Guadeloupe                  XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------
                 Guam                     XXXXXX            XXXXXX            XXXXXX            XXXXXX
- ------------------------------------------------------------------------------------------------------------

2/25/96                           Schedule 2                         Page 3 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                              TRANSCEND INTERNATIONAL TRANSPORT PRICING


- -------------------------------------------------------------------------------------------------------------------
                                                         XXXXX      XXXXX     XXXXX     XXXXX    XXXXX     XXXXX
                                             Base        Int'l      Int'l     Int'l     Int'l    Int'l     Int'l
                                                        Monthly    Monthly   Monthly   Monthly  Monthly   Monthly
        COUNTRY                Country  International   Revenue    Revenue   Revenue   Revenue  Revenue   Revenue
                               Code        Charges       Level       Level     Level    Level    Level    Level
- -------------------------------------------------------------------------------------------------------------------
           Guantan. Bay           5399       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
            Guatemala              502       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Guinea               224       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Guinea Bissau            245       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Guyana               592       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Haiti                509       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
             Honduras              504       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
            Hong Kong              852       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
             Hungary                36       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
             Iceland               354       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              India                 91       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
            Indonesia               62       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Inmarsat  ATL WEST         874       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Inmarsat  IND OCEAN         873       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Inmarsat  PAC OCEAN         872       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Inmarsat ATL EAST          871       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
               Iran                 98       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
               Iraq                964       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
             Ireland               353       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Israel               972       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Italy                 39       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
           Ivory Coast             225       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
             Jamaica               809       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Japan                 81       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Jordan               962       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
            Kazakhstan               7       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
              Kenya                254       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
             Kiribati              686       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
2/25/96                                                 Schedule 2                                      Page 4 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                              TRANSCEND INTERNATIONAL TRANSPORT PRICING


- -------------------------------------------------------------------------------------------------------------------
                                                         XXXXX      XXXXX     XXXXX     XXXXX    XXXXX     XXXXX
                                             Base        Int'l      Int'l     Int'l     Int'l    Int'l     Int'l
                                                       Monthly     Monthly   Monthly   Monthly  Monthly   Monthly
        COUNTRY              Country    International  Revenue     Revenue   Revenue   Revenue  Revenue   Revenue
                               Code        Charges       Level       Level     Level    Level    Level    Level
- -------------------------------------------------------------------------------------------------------------------
         Korea, South               82       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
            Kuwait                 965       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Krgystan                   7       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
           Laos                    856       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Latvia                    371       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Lebanon                  961       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Lesotha                  266       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Liberia                  231       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
           Libya                   218       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Lithuania                  370       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Luxembourg                  352       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Macao                     853       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Macedonia                  389       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Madagascar                  261       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Malawi                     265       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Malaysia                     60       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Maldives                    960       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Mali Rep                    223       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Malta                      356       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Marshall Islands              692       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Mauritania                  222       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Mauritius                  230       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico                                       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 1 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 1 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 2 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 2 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 3- Peak                          XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
2/25/96                                                 Schedule 2                                      Page 5 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                              TRANSCEND INTERNATIONAL TRANSPORT PRICING


- -------------------------------------------------------------------------------------------------------------------
                                                         XXXXX      XXXXX     XXXXX     XXXXX    XXXXX     XXXXX
                                             Base        Int'l      Int'l     Int'l     Int'l    Int'l     Int'l
                                                       Monthly     Monthly   Monthly   Monthly  Monthly   Monthly
        COUNTRY              Country    International  Revenue     Revenue   Revenue   Revenue  Revenue   Revenue
                               Code        Charges       Level       Level     Level    Level    Level    Level
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 3 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 4 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 4 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 5 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 5 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 6 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 6 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 7 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 7 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 8 - Peak                         XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Mexico Band 8 - Off Peak                     XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Micronesia                  691       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Moldova (CIS)                 373       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Mongolia                  976       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Monsterrat                 809       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Morocco                  212       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Mozambique                  258       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Myanmar                     95       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Namibia                   264       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Nauru                    674       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Nepal                    977       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Neth Antilles                599       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Netherlands                  31       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Nevis                    809       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     New Calendonia                687       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        New Zealand                 64       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Nicaragua                 505       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
          Niger                    227       XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
2/25/96                                                 Schedule 2                                      Page 6 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                              TRANSCEND INTERNATIONAL TRANSPORT PRICING


- -------------------------------------------------------------------------------------------------------------------
                                                         XXXXX      XXXXX     XXXXX     XXXXX    XXXXX     XXXXX
                                             Base        Int'l      Int'l     Int'l     Int'l    Int'l     Int'l
                                                       Monthly     Monthly   Monthly   Monthly  Monthly   Monthly
        COUNTRY              Country    International  Revenue     Revenue   Revenue   Revenue  Revenue   Revenue
                               Code        Charges       Level       Level     Level    Level    Level    Level
- -------------------------------------------------------------------------------------------------------------------
       Nigeria               234             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Niue Island             683             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
Folk Island (Christmas
   Coco Antarc)              672             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Norway                 47             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Oman                 968             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Pakistan               92             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Palau                680             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Panama                507             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Papua N Guin            675             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Paraguay              595             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Peru                 51             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Philippines             63             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Poland                48             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Portugal              351             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Qatar                974             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Reunion Island         262             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Romania                40             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Russia                 7             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Rwanda               250             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
  Saipan (Tinlan, Rota)      670             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Sao Tome                239             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
    Saudi Arabia             966             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
    Senegal Rep              221             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
  Seychelles Island          248             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
    Sierra Leone             232             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Singapore                65             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Slovakia                                XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Slovenia               386              XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
2/25/96                                                 Schedule 2                                      Page 7 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.

                              TRANSCEND INTERNATIONAL TRANSPORT PRICING


- -------------------------------------------------------------------------------------------------------------------
                                                         XXXXX      XXXXX     XXXXX     XXXXX    XXXXX     XXXXX
                                             Base        Int'l      Int'l     Int'l     Int'l    Int'l     Int'l
                                                       Monthly     Monthly   Monthly   Monthly  Monthly   Monthly
        COUNTRY              Country    International  Revenue     Revenue   Revenue   Revenue  Revenue   Revenue
                               Code        Charges       Level       Level     Level    Level    Level    Level
- -------------------------------------------------------------------------------------------------------------------
    Solomon Island           677             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Somalia               252             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      South Africa            27             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Spain                  34             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Sri Lanka               94             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      St Helena              290             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       St Kitts              809             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      St Lucia               809             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
    St Pierre/Miq            508             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
    St Vent/Gren             809             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Sudan                                XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Suriname               597             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Swaziland              268             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Sweden                 46             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Switzerland              41             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Syria                963             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Tadjikistan              7             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Taiwan                888             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Tanzania              255             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Thailand               66             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
         Togo                228             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
        Tonga                676             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
    Trinidad/Tob             809             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Tunisia                216             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Turkey                 90             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
     Turkmenistan              7             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
      Turks/Calcos           809             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
       Tuvalu                688             XXXXXX      XXXXXX     XXXXXX    XXXXXX    XXXXXX  XXXXXX     XXXXXX
- -------------------------------------------------------------------------------------------------------------------
2/25/96                                                 Schedule 2                                      Page 8 of 9

NOTE: Local Access must be added to International Transport for switched calls and domestic transport must be added for all call types.


                   TRANSCEND INTERNATIONAL TRANSPORT PRICING

- --------------------------------------------------------------------------------------------------------------------
                                                 XXXX       XXXX       XXXX        XXXX       XXXX           XXXX
                                                Int'l      Int'l      Int'l       Int'l      Int'l           Int'l
                                    Base        Monthly    Monthly    Monthly     Monthly    Monthly        Monthly
      COUNTRY          Country  International   Revenue    Revenue    Revenue     Revenue    Revenue        Revenue
                        Code      Charges        Level      Level      Level       Level      Level          Level
- --------------------------------------------------------------------------------------------------------------------
      Uganda             256        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
      Ukraine            380        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
   United Ar Emir        971        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
   United Kingdom         44        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
      Uruguay            596        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
    Uzbekistan             7        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
      Vanuatu            678        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
     Venezuela            58        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
      Vietnam             84        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
     Wallis/Fut                     XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
     West Samoa          685        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
   Yemen, Rep of         967        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
     Yugoslavia          381        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
       Zaire             243        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
       Zambia            260        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------
      Zimbabwe           263        XXXXXX      XXXXXX     XXXXXX      XXXXXX     XXXXXX      XXXXXX        XXXXXX
- --------------------------------------------------------------------------------------------------------------------


2/25/96                           Schedule 2                         Page 9 of 9

Transcend Basic Travel Card Service Intrastate
              Price Schedule
                                                        [LOGO OF WILTEL
                                                         APPEARS HERE]

                           Switched Access     Dedicated Access                        Switched Access     Dedicated Access
                          --------------------------------------                      --------------------------------------
     State                Peak    Off Peak    Peak    Off Peak        State           Peak    Off Peak    Peak    Off Peak
- -----------------------------------------------------------------------------------------------------------------------------
    ALABAMA               XXXXXX    XXXXXX    XXXXXX    XXXXXX       NEBRASKA         XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    ARIZONA               XXXXXX    XXXXXX    XXXXXX    XXXXXX        NEVADA          XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    ARKANSAS              XXXXXX    XXXXXX    XXXXXX    XXXXXX     NEW HAMPSHIRE      XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
   CALIFORNIA *           XXXXXX    XXXXXX    XXXXXX    XXXXXX      NEW JERSEY        XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
California Intra-LATA*    XXXXXX    XXXXXX    XXXXXX    XXXXXX      NEW MEXICO        XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
     COLORADO             XXXXXX    XXXXXX    XXXXXX    XXXXXX       NEW YORK         XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
   CONNECTICUT            XXXXXX    XXXXXX    XXXXXX    XXXXXX     NORTH CAROLINA     XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    DELAWARE              XXXXXX    XXXXXX    XXXXXX    XXXXXX      NORTH DAKOTA      XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    FLORIDA               XXXXXX    XXXXXX    XXXXXX    XXXXXX          OHIO          XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    GEORGIA               XXXXXX    XXXXXX    XXXXXX    XXXXXX       OKLAHOMA         XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
     IDAHO                XXXXXX    XXXXXX    XXXXXX    XXXXXX        OREGON          XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    ILLINOIS              XXXXXX    XXXXXX    XXXXXX    XXXXXX      PENNSYLVANIA      XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    INDIANA               XXXXXX    XXXXXX    XXXXXX    XXXXXX      RHODE ISLAND      XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
     IOWA                 XXXXXX    XXXXXX    XXXXXX    XXXXXX     SOUTH CAROLINA     XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
    KANSAS                XXXXXX    XXXXXX    XXXXXX    XXXXXX      SOUTH DAKOTA      XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
   KENTUCKY               XXXXXX    XXXXXX    XXXXXX    XXXXXX       TENNESSEE        XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
   LOUISIANA              XXXXXX    XXXXXX    XXXXXX    XXXXXX         TEXAS          XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
     MAINE                XXXXXX    XXXXXX    XXXXXX    XXXXXX         UTAH           XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
   MARYLAND               XXXXXX    XXXXXX    XXXXXX    XXXXXX       VERMONT          XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS             XXXXXX    XXXXXX    XXXXXX    XXXXXX       VIRGINIA         XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
  MICHIGAN                XXXXXX    XXXXXX    XXXXXX    XXXXXX      WASHINGTON        XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
  MINNESOTA               XXXXXX    XXXXXX    XXXXXX    XXXXXX     WEST VIRGINIA      XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
 MISSISSIPPI              XXXXXX    XXXXXX    XXXXXX    XXXXXX       WISCONSIN        XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
  MISSOURI                XXXXXX    XXXXXX    XXXXXX    XXXXXX        WYOMING         XXXXXX    XXXXXX    XXXXXX    XXXXXX
- -----------------------------------------------------------------------------------------------------------------------------
  MONTANA                 XXXXXX    XXXXXX    XXXXXX    XXXXXX
- ----------------------------------------------------------------

* Billed on an XX-sec minimum per call, with XX-sec Increments (16/6).
* Customers will be required to maintain an average call dur of XX min for all Intralata and Intrastate services by product.
Intrastate Rates are non-discountable.

            Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
        COUNTRY       Country       Standard Rate          Discount                 Standard                      Discount
                                                                           ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ------------------------------------------------------------------------------------------------------------------------------------
        Albania          355           7AM-12:59PM        1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Algeria          213           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Amer Samoa         684           5PM-10:59PM        11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Andorra                                                           XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Angola           244           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Anguilla          809           8AM-4:59PM         5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Antarctica                                                  XXXXXXXXXXXXXXXXXX              XXXXXXXXXXXXXXXXXX           XXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Antigua          809           8AM-4:59PM         5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Argentina          54           8AM-5:59PM         6PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Armenia                                                           XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
         Aruba           297           4PM-8:59PM         10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
   Ascension Island      247           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Australia          61           2PM-7:59PM          8PM-1:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Austria           43           7AM-12:58PM         1PM-6:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Azerbaijan                                                          XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Bahamas          809           4PM-9:59PM         10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Bahrain          973           8AM-2:59PM         3PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
   Balearic Islands                                                        XXXXXXXXX                       XXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Bangladesh         880           6AM-5:58PM         6PM-5:58AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Barbados          809           8AM-4:59PM         5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Belarus                                                           XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Belgium           32           7AM-12:59PM        1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Belize           501           5PM-10:59PM        11PM-4:49PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
         Benin           229           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Bermuda          809           8AM-4:59PM         5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Bhutan           975           6PM-5:59AM         6AM-5:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Bolivia          591           4PM-11:59PM        12AM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
  Bosnia-Herzegovina                                                  XXXXXXXXXXXXXX                  XXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Botswana          267           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Brazil            55           8AM-5:59PM         6PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
British Virgin Islands   809           8AM-4:59PM         5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Brunei           673           5PM-10:59PM        11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Bulgaria          359           1PM-1:59AM         2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Burkina Faso        226           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Burundi          257           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Cambodia          855           5PM-1:58AM         2AM-4:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Cameroon          237           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------------
                                                Dedicated
                        ---------------------------------------------------------
                                 Standard                      Discount
                        ---------------------------------------------------------
COUNTRY                  1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ---------------------------------------------------------------------------------
        Albania           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Algeria           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
      Amer Samoa          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Andorra        XXXXXXXXXX                      XXXXXXXXXX
- --------------------------------------------------------------------------------
        Angola            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Anguilla           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
      Antarctica    XXXXXXXXXXXXXXXXXX              XXXXXXXXXXXXXXXXXX
- --------------------------------------------------------------------------------
        Antigua           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Argentina          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Armenia         XXXXXXXXXX                      XXXXXXXXXX
- --------------------------------------------------------------------------------
         Aruba            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
   Ascension Island       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Australia          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Austria           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
      Azerbaijan        XXXXXXXXXX                     XXXXXXXXXX
- --------------------------------------------------------------------------------
        Bahamas           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Bahrain           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
   Balearic Islands      XXXXXXXXX                       XXXXXXXXX
- --------------------------------------------------------------------------------
      Bangladesh          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Barbados           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Belarus         XXXXXXXXXX                      XXXXXXXXXX
- --------------------------------------------------------------------------------
        Belgium           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Belize            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
         Benin            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Bermuda           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Bhutan            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Bolivia           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
  Bosnia-Herzegovina   XXXXXXXXXXXXXX                 XXXXXXXXXXXXXX
- --------------------------------------------------------------------------------
       Botswana           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Brazil            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
British Virgin Islands    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Brunei            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Bulgaria           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
     Burkina Faso         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
        Burundi           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Cambodia           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------
       Cameroon           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- --------------------------------------------------------------------------------

            Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
     COUNTRY                                                                        Standard                      Discount
                      Country       Standard Rate          Discount        ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ------------------------------------------------------------------------------------------------------------------------------------
      Canary Islands                                                       XXXXXXXXX                       XXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Cape Verde Islands   238           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Carriacou                                                        XXXXXXXXXXX                      XXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Cayman Islands      809           4PM-9:59PM         10PM-3:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Central African Republic 236           6AM-11:59PM        12PM-5:59AM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Chad Republic      235           6AM-11:59AM        12PM-5:59AM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
         Chile            56           8AM-5:59PM         6PM-7:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
         China            86           5PM-1:59AM         2AM-4:59PM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Christmas Coco                                               XXXXXXXXXXXXXXXXXX              XXXXXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Columbia           57           4PM-11:59PM        12AM-3:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Comoros (Mayolle Island) 269           6AM-11:59AM        12PM-5:59AM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Congo            242           6AM-11:59AM        12PM-5:59AM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Cook Islands        682           5PM-10:59PM        11PM-4:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Costa Rica         506           5PM-10:59PM        11PM-4:49PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Croatia                                                        XXXXXXXXXXXXXX                  XXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Cuba*             53           4PM-9:59PM         10PM-3:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Cuela                                                              XXXXXXXXX                       XXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Cyprus            357           7AM-12:59PM        1PM-6:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Czech Republic        42           7AM-12:59PM        1PM-6:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Denmark             45           7AM-12:59PM        1PM-6:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Diego Garcia        246           6AM-5:59PM         6PM-5:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Djibouti           253           6AM-11:59AM        12PM-5:59AM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Dominica           809           4PM-9:59PM         10PM-3:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
  Dominican Republic     809           4PM-9:59PM         10PM-3:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Ecuador           593           4PM-11:59PM        12AM-3:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Egypt             20           1PM-1:59AM         2AM-12:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     El Salvador         503           5PM-10:59PM        11PM-4:49PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Equi Guinea         240           6AM-11:59AM        12PM-5:59AM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Estonia           372           1PM-1:59AM         2AM-12:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Ethiopia          251           1PM-1:59AM         2AM-12:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Faeroe Islands       298           7AM-12:59PM        1PM-6:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
   Falkland Islands      500           8AM-5:59PM         6PM-7:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Fiji Islands        679           5PM-1:59AM         2AM-4:59PM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Finland           358           7AM-12:59PM        1PM-6:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Fr Guiana          594           8AM-5:59PM         6PM-7:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Fr Polynesia        689           5PM-10:59PM        11PM-4:59PM          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
France (Andorra, Monaco)  33           7AM-12:59PM        1PM-6:59AM           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------

                        ---------------------------------------------------------
                                                Dedicated
                        ---------------------------------------------------------
      COUNTRY                    Standard                      Discount
                        ---------------------------------------------------------
                         1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ---------------------------------------------------------------------------------
      Canary Islands  XXXXXXXXX                      XXXXXXXXX
- ---------------------------------------------------------------------------------
    Cape Verde Islands    XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Carriacou     XXXXXXXXXXX                   XXXXXXXXXXX
- ---------------------------------------------------------------------------------
     Cayman Islands       XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Central African Republic  XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Chad Republic       XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
         Chile            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
         China            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Christmas Coco  XXXXXXXXXXXXXXXXXX        XXXXXXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
       Columbia           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Comoros (Mayolle Island)  XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Congo             XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Cook Islands         XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Costa Rica          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Croatia     XXXXXXXXXXXXXX                XXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
        Cuba*             XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Cuela         XXXXXXXXX                       XXXXXXXXX
- ---------------------------------------------------------------------------------
       Cyprus             XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    Czech Republic        XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Denmark             XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Diego Garcia         XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Djibouti            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Dominica            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
  Dominican Republic      XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Ecuador            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Egypt             XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     El Salvador          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Equi Guinea          XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Estonia            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Ethiopia           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    Faeroe Islands        XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
   Falkland Islands       XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Fiji Islands         XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Finland            XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Fr Guiana           XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Fr Polynesia         XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
France (Andorra, Monaco)  XXXXXX          XXXXXX         XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------

            Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
COUNTRY               Country       Standard Rate          Discount                 Standard                      Discount
                                                                           ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ------------------------------------------------------------------------------------------------------------------------------------
Antilles (St. Barth.
 Mrtnque. St)            596        6AM-4:59PM            5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Gabon                    241        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Gambia                   220        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Georgia                                                                    XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Germany                   49        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Ghana                    233        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Gibraltar                350        7AM-12:59PM           1PM-8:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Greece                    30        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Greenland                299        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Grenada                  809        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guadeloupe               580        8AM-4:59PM            5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guam                     671        5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guantan. Bay            5399        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guatemala                502        5PM-10:59PM           11PM-4:49PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guinea                   224        1PM-7:59PM            8PM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guinea Bissau            245        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Guyana                   592        8AM-5:59PM            8PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Haiti                    509        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Honduras                 504        5PM-10:59PM           11PM-4:49PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Hong Kong                852        5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Hungary                   36        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Iceland                  354        1PM-7:59PM            8PM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
India                     91        6AM-5:59PM            6PM-5:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Indonesia                 62        5PM-1:59AM            2AM-4:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Inmarsal ATL WEST        874        Orig US Times         Orig US Times       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Inmarsal IND OCEAN       873        Orig US Times         Orig US Times       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Inmarsal PAC OCEAN       872        Orig US Times         Orig US Times       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Inmarsal ATL EAST        871        Orig US Times         Orig US Times       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Iran                      98        1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Iraq                     964        1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Ireland                  353        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Israel                   972        8AM-4:59PM            5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Italy                     39        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Ivory Coast              225        8AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Jamaica                  809        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Japan                     81        2PM-7:59PM             6PM-1:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Jordan                   962        8AM-2:59PM            3PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------









- ---------------------------------------------------------------------------------
COUNTRY                                         Dedicated
                        ---------------------------------------------------------
                                 Standard                      Discount
                        ---------------------------------------------------------
                         1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ---------------------------------------------------------------------------------
Antilles (St.Barth.
       Mrtnque,St)       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Gabon                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Gambia                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Georgia               XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
Germany                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Ghana                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Gibraltar                 XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Greece                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Greenland                 XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Grenada                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guadeloupe                XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guam                      XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guantan. Bay              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guatemala                 XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guinea                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guinea Bissau             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Guyana                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Haiti                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Honduras                  XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Hong Kong                 XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Hungary                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Iceland                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
India                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Indonesia                 XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Inmarsal AIL WEST         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Inmarsal IND OCEAN        XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Inmarsal PAC OCEAN        XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Inmarsal AIL EAST         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Iran                      XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Iraq                      XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Ireland                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Israel                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Italy                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Ivory Coast               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Jamaica                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Japan                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Jordan                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------

2/25/96
                                  Page 3 of 7

            Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
        COUNTRY       Country       Standard Rate          Discount                 Standard                      Discount
                                                                           ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.     Addit'l X   1st XX Sec.       Addit'l X
- ------------------------------------------------------------------------------------------------------------------------------------
      Kazakhstan                                                             XXXXXXXXXX                    XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Kenya            254           7AM-4:59PM          5PM-8:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Kirghizia                                                              XXXXXXXXXX                    XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Kinbali           686           5PM-10:59PM         11PM-4:59PM        XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Kuwait           965           7AM-4:59PM          5PM-6:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Kyrgyzstan                                                             XXXXXXXXXX                    XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
         Laos            856           5PM-10:59PM        11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Latvia           371           1PM-1:59AM         2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Lebanon           961           8AM-2:59PM         3PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Lesotho           266           7AM-4:59PM         5PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Liberia           231           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Libya            218           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Liechtenstein                                                       XXXXXXXXXXXXXXX                 XXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Lithuania          370           1PM-1:59AM         2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Luxembourg         352           7AM-12:59PM        1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Macao            853           5PM-1:59AM         2AM-4:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Macedonia          389           1PM-1:59AM         2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Madagascar         261           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Malawi           265           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Malaysia           60           5PM-1:59AM         2AM-4:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Maldives          960           6PM-12:59AM        1AM-5:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Mali Rep          223           6AM-11:59PM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Malta            356           7AM-12:59PM        1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
   Marshall Islands      692           5PM-10:59PM        11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Martinique                                                        XXXXXXXXXXXXXXXXXXX             XXXXXXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Mauritania         222           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Mauritius          230           6AM-2:59PM         3PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Mayotte Island                                                      XXXXXXXXXXX                     XXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Melilla                                                            XXXXXXXXX                       XXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Micronesia         691           5PM-10:59PM        11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Moldova           373           1PM-1:59AM         2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Monaco                                                          XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Mongolia          976           5PM-10:59PM        11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Montserrat         809           4PM-9:59PM         10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Morroco           212           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Mozambique         258           6AM-11:59AM        12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Mustique          809           4PM-9:59PM         10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------

[CAPTION]

                        ---------------------------------------------------------
                                                Dedicated
                        ---------------------------------------------------------
                                 Standard                      Discount
                        ---------------------------------------------------------
COUNTRY                  1st XX Sec.     Addit'l X   1st XX Sec.      Addit'l X
- ---------------------------------------------------------------------------------
      Kazakhstan         XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
        Kenya               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Kirghizia          XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
       Kinbali              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Kuwait              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Kyrgyzstan         XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
         Laos               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Latvia              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Lebanon              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Lesotho              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Liberia              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Libya               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    Liechtenstein     XXXXXXXXXXXXXXX                XXXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
      Lithuania             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Luxembourg            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Macao               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Macedonia             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Madagascar            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Malawi              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Malaysia             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Maldives             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Mali Rep             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Malta               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
   Marshall Islands         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Martinique   XXXXXXXXXXXXXXXXXXX              XXXXXXXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
      Mauritania            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Mauritius             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    Mayotte Island    XXXXXXXXXXX                     XXXXXXXXXXX
- ---------------------------------------------------------------------------------
       Melilla          XXXXXXXXX                       XXXXXXXXX
- ---------------------------------------------------------------------------------
      Micronesia            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Moldova              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Monaco         XXXXXXXXXX                      XXXXXXXXXX
- ---------------------------------------------------------------------------------
       Mongolia             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Montserrat            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Morroco              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Mozambique            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Mustique             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------

Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
                                                                                    Standard                      Discount
COUNTRY               Country       Standard Rate          Discount        ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Myanmar                  95         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
N Caledonia             687         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Nakhodka                                                                   XXXXXXXXXX                          XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Namibia                 264         6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Nauru                   674         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Nepal                   977         6AM-5:59PM            6PM-5:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Neth Antilles           599         8AM-4:59PM            5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Netherlands              31         7AM-12:59PM           1PM-8:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Nevis                   809         4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
New Zealand              64         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Nicaragua               505         5PM-10:59PM           11PM-4:49PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Niger                   227         6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Nigeria                 234         7AM-4:59PM            5PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Niue Island             683         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Island (Christmas Coco
Ant)                    672         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Norway                   47         7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Oman                    968         8AM-2:59PM            3PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Pakistan                 92         6AM-5:59PM            6PM-5:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Palau                   680         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Palm Island             809         4PM-9:59PM            10PM-9:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Panama                  507         5PM-10:59PM           11PM-4:49PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Papua N Guin            675         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Paraguay                595         8AM-5:59PM            6PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Peru                     51         4PM-11:59PM           12AM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Philippines              63         5PM-1:59AM            2AM-4:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Poland                   48         7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Portugal                351         1PM-7:59PM            8PM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Qatar                   974         7AM-4:59PM            5PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Reunion Island          262         6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Romania                  40         1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Rola                                                                       XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Russia                    7         1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Rwanda                  250         6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Saipan (Tinian, Rola)   670         5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Sakhalin                                                                   XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
San Marina                                                                  XXXXXXXXX                       XXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Sao Tome                239         6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------
COUNTRY                                         Dedicated
                        ---------------------------------------------------------
                                 Standard                      Discount
                        ---------------------------------------------------------
                         1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ----------------------- ---------------------------------------------------------
Myanmar                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
N Caledonia               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Nakhodka                XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
Namibia                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Nauru                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Nepal                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Neth Antilles             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Netherlands               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Nevis                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
New Zealand               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Nicaragua                 XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Niger                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Nigeria                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Niue Island               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Island (Christmas Coco
Ant)                      XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Norway                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Oman                      XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Pakistan                  XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Palau                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Palm Island               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Panama                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Papua N Guin              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Paraguay                  XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Peru                      XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Philippines               XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Poland                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Portugal                  XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Qatar                     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Reunion Island            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Romania                   XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Rola                  XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
Russia                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Rwanda                    XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Saipan (Tinian, Rola)     XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Sakhalin              XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
San Marina             XXXXXXXXX                      XXXXXXXXX
- ---------------------------------------------------------------------------------
Sao Tome                  XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------

2/25/96                               Page 5 of 7

            Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
COUNTRY               Country       Standard Rate          Discount                 Standard                      Discount
                                                                           ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.     Addit'l X      1st XX Sec.    Addit'l X
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
    Saudi Arabia         966        7AM-4:59PM            5PM-6:59 AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Senegal Rep         221        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
  Seychelles Island      248        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Sierra Leone         232        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Singapore           65        5PM-11:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Slovakia                                             XXXXXXXXXXXXXXXXXX              XXXXXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Slovenia                                                 XXXXXXXXXXXXXX                  XXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
   Solomon Island        677        5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Somalia           252        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    South Africa          27        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     South Korea          82        2PM-7:59PM            8PM-1:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Spain             34        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Sri Lanka           94        6AM-5:59PM            6PM-5:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    St Barthelemy                   XXXXXXXXXXXXXXXXXXX                       XXXXXXXXXXXXXXXXXXX             XXXXXXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     St Helena           290        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      St Kitts           809        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      St Lucia           809        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     St Martin                      XXXXXXXXXXXXXXXXXXX                       XXXXXXXXXXXXXXXXXXX             XXXXXXXXXXXXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    St Pierre/Miq        508        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    St Vent/Gren         809        4PM-9:59PM            10PM-3:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Sudan            249        1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Suriname          597        8AM-5:59PM            6PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Swaziland          268        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Sweden             46        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Switzerland          41        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Syria            963        1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Taiwan            886        5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Tajikistan                     XXXXXXXXXX                                XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Tanzania           255        1PM-1:59AM            2AM-12:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
      Thailand            66        5PM-1:59AM            2AM-4:59PM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Tinian                                            XXXXXXXXXX          XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Togo             228        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
        Tonga            676        5PM-10:59PM           11PM-4:59PM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
    Trinidad/Tob         809        8AM-4:59PM            5PM-7:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Tunisia           216        6AM-11:59AM           12PM-5:59AM         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
       Turkey             90        7AM-12:59PM           1PM-6:59AM          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
     Turkmenistan                   XXXXXXXXXX                                XXXXXXXXXX                      XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------


- ---------------------------------------------------------------------------------
COUNTRY                                         Dedicated
                        ---------------------------------------------------------
                                 Standard                      Discount
                        ---------------------------------------------------------
                         1st XX Sec.   Addit'l X        1st XX Sec.   Addit'l X
- ----------------------- ---------------------------------------------------------
- ---------------------------------------------------------------------------------
    Saudi Arabia          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Senegal Rep          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
  Seychelles Island       XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    Sierra Leone          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Singapore           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Slovakia                          XXXXXXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
      Slovenia                              XXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
   Solomon Island         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Somalia            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    South Africa          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     South Korea          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Spain             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Sri Lanka           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    St Barthelemy                       XXXXXXXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
     St Helena            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      St Kitts            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      St Lucia            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     St Martin                          XXXXXXXXXXXXXXXXXXX
- ---------------------------------------------------------------------------------
    St Pierre/Miq         XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    St Vent/Gren          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Sudan             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Suriname           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Swaziland           XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Sweden             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Switzerland          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Syria             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Taiwan             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Tajikistan                         XXXXXXXXXX
- ---------------------------------------------------------------------------------
      Tanzania            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
      Thailand            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Tinian                           XXXXXXXXXX
- ---------------------------------------------------------------------------------
        Togo              XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
        Tonga             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
    Trinidad/Tob          XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Tunisia            XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
       Turkey             XXXXXX          XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
     Turkmenistan                       XXXXXXXXXX
- ---------------------------------------------------------------------------------

            Transcend International Basic Travel Card Service Rates

- -------------------------------                                            ---------------------------------------------------------
                                                                                                    Switched
                                ----------------------------------------------------------------------------------------------------
COUNTRY               Country       Standard Rate          Discount                 Standard                      Discount
                                                                           ---------------------------------------------------------
                        Code            Period            Rate Period       1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Turks/Caicos             809        4PM-9:59PM            10PM-3:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Tuvalu                   688        5PM-10:59PM           11PM-4:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Uganda                   256        1PM-1:59AM            2AM-12:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Ukraine                                                                        XXXXXXXXXX                     XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Union Island             809        4PM-9:59PM            10PM-3:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
United Ar Emir           971        8AM-2:59PM            3PM-7:59AM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
United Kingdom            44        7AM-12:59PM           1PM-6:59AM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Uruguay                  598        4PM-11:59PM           12AM-3:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Uzbekistan                                                                     XXXXXXXXXX                     XXXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Vanualu                  678        2PM-7:59PM            8PM-1:59PM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Vatican City                                                                   XXXXXXXXX                      XXXXXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Venezuela                 58        8AM-5:59PM            6PM-7:59AM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Vietnam                   84        5PM-1:59AM            2AM-4:59PM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Wallis/Fut               681        2PM-7:59PM            8PM-1:59PM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
West Samoa               685        5PM-10:59PM           11PM-4:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Yemen, Rep of            967        8AM-2:59PM            3PM-7:59AM           XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Yugoslavia               381        1PM-1:59AM            2AM-12:59PM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Zaire                    243        5AM-11:59AM           12PM-5:59AM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Zambia                   260        6AM-11:59AM           12PM-5:59AM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------
Zimbabwe                 263        6AM-11:59AM           12PM-5:59AM          XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ------------------------------------------------------------------------------------------------------------------------------------


- ---------------------------------------------------------------------------------
COUNTRY                                         Dedicated
                        ---------------------------------------------------------
                                 Standard                      Discount
                        ---------------------------------------------------------
                         1st XX Sec.   Additional X    1st XX Sec.   Additional X
- ---------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------
Turks/Caicos              XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Tuvalu                    XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Uganda                    XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Ukraine                   XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
Union Island              XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
United Ar Emir            XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
United Kingdom            XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Uruguay                   XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Uzbekistan                XXXXXXXXXX                     XXXXXXXXXX
- ---------------------------------------------------------------------------------
Vanualu                   XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Vatican City              XXXXXXXXX                      XXXXXXXXX
- ---------------------------------------------------------------------------------
Venezuela                 XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Vietnam                   XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Wallis/Fut                XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
West Samoa                XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Yemen, Rep of             XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Yugoslavia                XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Zaire                     XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Zambia                    XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------
Zimbabwe                  XXXXXX         XXXXXX          XXXXXX        XXXXXX
- ---------------------------------------------------------------------------------

2/25/96                         Page 7 of 7

                Transcent Enhanced Travel Card Service Pricing

             ORIGINATION FROM U.S. TO LISTED TERMINATING LOCATIONS

- -----------------------------------------------------------------------------------------------------------------------------------
           Enhanced                                                                                                     Puerto Rico
           Feature                    U.S.        Overseas        Canada       Mexico         Alaska        Hawaii      & U.S. V.I.

- -----------------------------------------------------------------------------------------------------------------------------------
Basic Calling per min (day/non)   XXXXXXXXXXX      XXXXX        XXXXXXXXXXX     XXXXX       XXXXXXXXXXX   XXXXXXXXXXX   XXXXXXXXXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Conf Calling per min (day/non)    XXXXXXXXXXX      XXXXX        XXXXXXXXXXX     XXXXX       XXXXXXXXXXX   XXXXXXXXXXX   XXXXXXXXXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Directory Assistance per call        XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Mesage store & forward per msg.      XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
      Audio Text per min.            XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- ----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Operator Services per call****   XXXXXXXXXXX      XXXXX        XXXXXXXXXXX     XXXXX       XXXXXXXXXXX   XXXXXXXXXXX   XXXXXXXXXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
                                   ORIGINATION FROM LISTED LOCATIONS AND TERMINATING TO THE U.S.
- -----------------------------------------------------------------------------------------------------------------------------------
           Enhanced                                                                                                     Puerto Rico
           Feature                    U.S.        Overseas        Canada       Mexico         Alaska        Hawaii      & U.S. V.I.

- -----------------------------------------------------------------------------------------------------------------------------------
Basic Calling per min (day/non)   XXXXXXXXXXX      XXXXX        XXXXXXXXXXX     XXXXX       XXXXXXXXXXX   XXXXXXXXXXX   XXXXXXXXXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Conf Calling per min (day/non)       XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Directory Assistance per call        XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Mesage store & forward per msg.      XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
      Audio Text per min.            XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
Operator Services per call****    XXXXXXXXXXX      XXXXX        XXXXXXXXXXX     XXXXX       XXXXXXXXXXX   XXXXXXXXXXX   XXXXXXXXXXX
- -----------------------------------------------------------------------------------------------------------------------------------
           Surcharge                 XXXX          XXXXX           XXXX         XXXXX           XXXX         XXXX         XXXX
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 1 of 2

2/25/96

                                  Transcend Enhanced Travel Card Service Pricing

     International Origination for U.S. Termination
- ----------------------------------------------------------------------
       International        1st min     Add'l min        Toll Free
                          -------------------------
        Origination           Day        Non-Day           Access #
- ----------------------------------------------------------------------
          Canada              XXXXX         XXXXX      800-746-5131
- ----------------------------------------------------------------------
          Mexico          XXXXXXXXXXXXXX
- ----------------------------------------------------------------------
        Australia             XXXXX         XXXXX       1-800-122-234
- ----------------------------------------------------------------------
          France              XXXXX         XXXXX        0591-5009
- ----------------------------------------------------------------------
         Germany              XXXXX         XXXXX        0130-82-7170
- ----------------------------------------------------------------------
          Israel              XXXXX         XXXXX        177-102-3231
- ----------------------------------------------------------------------
          Japan               XXXXX         XXXXX        0031-15-1500
- ----------------------------------------------------------------------
          Korea               XXXXX         XXXXX    0078-18-800-0008
- ----------------------------------------------------------------------
       Switzerland            XXXXX         XXXXX        155-7410
- ----------------------------------------------------------------------
      United Kingdom          XXXXX         XXXXX      0-800-96-3658
- ----------------------------------------------------------------------

N/A -- Service not available
* WIIMax International Switched Access Rate Schedule
** WIIMax Mexico Switched Access Rate Schedule
*** International Origination Rates
**** Operator Services charges are expressed as Station-Station/Person-Person
Note: Intrastate rates are at the WIIMax Intrastate Switched Access Rate
      Schedule
      Intrastate conference calling rates are at the WIIMax Intrastate Switched Access Rate Schedule plus XXXXXXXXX



2/25/96                                                              Page 2 of 2